UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________________
FORM 8-K/A
__________________________________________________
CURRENT REPORT
Pursuant to section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 1, 2019
_________________________________________________________
CNL STRATEGIC CAPITAL, LLC
(Exact name of registrant as specified in its charter)
_________________________________________________________

Delaware	333-222986	32-0503849
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

CNL Center at City Commons 450 South Orange Avenue Orlando, Florida	32801
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (407) 650-1000
______________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company    Yes  ☒    No  ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     Yes  ☒    No  ☐

Item 2.01    Completion of Acquisition or Disposition of Assets
On August 1, 2019, CNL Strategic Capital, LLC (referred to herein as “we”, “us”, “our” or the “Company”), through its indirect wholly-owned subsidiary, Roundtable Acquisition, LLC, completed its previously announced acquisition of a controlling interest in Auriemma U.S. Roundtables (“Roundtables”), pursuant to the terms of the Stock Contribution and Purchase Agreement, dated June 26, 2019, with Michael Auriemma.
The Company hereby amends the Current Report on Form 8-K dated August 1, 2019 to include the unaudited summarized carve out financial statements of Auriemma Consulting Group, Inc. that represent the discrete activity of Roundtables for which assets and liabilities were specifically identifiable and a reasonable basis existed to allocate items that were not specifically identifiable to Roundtables.
Item 9.01    Financial Statements and Exhibits
(a) Financial Statements of Business Acquired
The following tables present unaudited summarized operating data for Roundtables for the six-month periods ended June 30, 2019 and 2018 and the years ended December 31, 2018 and 2017, and unaudited summarized balance sheet data as of June 30, 2019, December 31, 2018 and 2017:
Summarized Operating Data (Unaudited)

	Six Months Ended June 30,		Year Ended December 31,
	2019	2018	2018	2017
Revenues	$5,393,616	$4,932,303	$10,159,552	$9,120,909
Expenses	(3,778,577)	(3,509,476)	(7,038,301)	(6,385,990)
Net income	$1,615,039	$1,422,827	$3,121,251	$2,734,919
Summarized Balance Sheet Data (Unaudited)

	June 30,	December 31,
	2019	2018	2017
Current assets	$5,812,056	$1,431,819	$1,298,875
Non-current assets	$324,998	$305,904	$312,655
Current liabilities	$5,401,665	$843,038	$803,787
Stockholders’ equity	$735,389	$894,685	$807,743

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNL STRATEGIC CAPITAL, LLC
a Delaware limited liability company

Date: October 15, 2019	By:	/s/ Tammy J. Tipton
TAMMY J. TIPTON
Chief Financial Officer
(Principal Financial and Accounting Officer)

3